--------------------------------------------------------------------------------
                   BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                               November 30, 2001

Dear Shareholder:

     Economic  activity  slowed  significantly  during the annual  period  ended
October 31, 2001, continuing the downturn that began in March 2000. The September 11 attacks on the World Trade Center and the Pentagon accelerated this decline. Inflation adjusted Gross Domestic Product (GDP) fell at a 0.4% annual rate during the third quarter, reaffirming that the economy is officially headed towards recession, which is defined as two consecutive quarters of negative growth as measured by GDP. In response to the dramatic slowdown in the U.S. economy, The Federal Reserve Board aggressively lowered interest rates over the period. In stark contrast to its three interest rate increases in February, March, and May of 2000, the Federal Open Market Committee (FOMC) has cut interest rates ten times in 2001. Year-to-date, the FOMC has reduced interest rates by 4.50%, bringing the current Federal Funds rate to 2.00%, its lowest level since September 1961.

     The weakening U.S. economic environment and the accompanying Federal Reserve activity have had a positive effect on the fixed income markets. Virtually all sectors of the fixed income market, with the exception of high yield, posted double-digit returns over the annual period ended October 31, 2001. As short-term interest rates declined faster than long-term interest rates over the period, the yield curve reached historically steep levels, making it a very attractive time for leveraged bond funds. Because these funds borrow at short-term rates and invest in long-term securities, the amount they earn grows as the difference between short-term and long-term rates increases. Furthermore, inflation is anticipated to decline to multi-decade lows, which should support high-quality fixed income securities, especially those with longer maturities.

     The rallies in the fixed income markets have barely offset the adverse impact of the deteriorating equity market. For the year ending October 31, 2001, the S&P 500 and Nasdaq fell 25.49% and 49.39%, respectively, and, while we believe that aggressive monetary and fiscal stimulus will help stabilize the economy, we expect growth to remain below potential for a more prolonged period. Consumption is unlikely to pick up significantly in the face of sizable job cuts, the likelihood that flexible compensation (bonus, profit sharing, options) will be sharply lower, and that state and local government spending may be significantly curtailed next year. In this environment, we expect a period of prolonged lower interest rates. Although somewhat discouraging for the American consumer, this low inflation/low interest rate environment should continue to benefit fixed income securities. We expect spread products like high quality corporates and mortgages to perform well relative to U.S. Treasuries.

     This annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a listing of the portfolio's holdings at October 31, 2001. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.



Sincerely,

/s/ Laurence D. Fink                       /s/ Ralph L. Schlosstein

Laurence D. Fink                           Ralph L. Schlosstein
Chairman                                   President

                                                               November 30, 2001

Dear Shareholder:

     We are pleased to present the first audited annual report for The BlackRock California Municipal Income Trust. (the "Trust") for the period ended October 31, 2001. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BFZ". The Trust's investment objective is to provide current income exempt from regular Federal and California State income taxes. The Trust seeks to achieve this objective by investing in California tax-exempt general obligation and revenue bonds issued by city, county and state municipalities. The Trust will invest at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality (rated "AAA" to "BBB" by a major rating agency or of equivalent quality). The Trust may invest up to 20% of its total assets in municipal bonds that at the time of investment are non-investment grade quality (rated "BB" or "B" by a major rating agency or of equivalent quality).

     The table below summarizes the changes in the Trust's stock price and net asset value since inception:

                                    --------------------------------------------
                                        10/31/01         HIGH           LOW
--------------------------------------------------------------------------------
  STOCK PRICE                             $14.75        $15.42        $14.67
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)                   $14.50        $14.75        $14.30
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Investors' hopes for a soft landing quickly turned to fears of a recession as the U.S. economy rapidly deteriorated over the year. Prior to the events of September 11, our economic outlook envisioned an extended period of sluggish growth, with the risk of a more severe deterioration if consumer confidence and spending declined by any considerable degree. Economic data prior to the attacks suggests that the scenario of a more severe contraction may have been in the works. Year-over-year industrial production was down, 4.8% in August, the largest yearly decline since 1982. The unemployment rate had drifted up to 4.9% from a low of 3.9% in October of last year, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Consumer confidence was starting to wane, and consumer credit outstanding had begun to decline. The events of September 11 undoubtedly further weakened consumer sentiment. The Conference Board's consumer confidence index posted its biggest one-month decline since 1990. According to the minutes of the October 2, 2001, Federal Open Market Committee meeting, "The terrorist attacks have significantly heightened uncertainty in an economy that was already weak. Business and household spending as a consequence are being further damped. Nonetheless, the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate." During the fiscal year ended October 31, 2001, the Federal Reserve Board aggressively lowered the Federal Funds rate by a total of 4.00% to bring it to 2.50%. On November 6, 2001, the Federal Reserve Board announced another interest rate cut, bringing the current Federal Funds rate to 2.00%.

     Over the course of the year, the U.S. Treasury yield curve steepened significantly as the bond market rallied in response to the slowing U.S. economy and the aggressive interest rate cuts by the Federal Reserve. U.S. Treasury yields on the short-end of the yield curve fell sharply from a 5.91% yield on 2-year U.S. Treasuries as of October 31, 2000, to a 2.42% yield on October 31, 2001, in reaction to the Federal Reserve Board cutting short-term rates by 4%. During the period, the yield on the 10-year U.S. Treasury fell from 5.75% on October 31, 2000, to 4.23% on October 31, 2001. U.S. Treasury yields continue to fall due to further Federal Reserve easing and an anticipation of increased supply in order to raise capital to support programs implemented as a result of the tragic events that occurred on September 11, 2001. On October 31, 2001, the U.S. Treasury announced plans to stop selling 30-year U.S. Treasuries maintaining that the government "does not need the 30-year bond to meet its current financing needs." On the news that the U.S. Treasury would discontinue a program that issued a total of $600 billion in debt since its official inception in 1977, the 30-year bond price increased by more than 5% and yields, which react inversely to changes in price, fell over 36 basis points. As a result, the on-the-run curve, which measures yields on newly issued U.S. Treasuries, flattened 32 basis points.

     For the annual period ended October 31, 2001, municipal bonds outperformed the taxable domestic bond market on a tax-adjusted basis, returning 17.12% (as measured by the LEHMAN MUNICIPAL INDEX at a tax bracket of 38.6%) versus the LEHMAN AGGREGATE INDEX'S 14.56%. Cash inflows over the period increased significantly from the previous year due to turmoil in the equity markets and diversification into fixed income securities. While municipals performed in line with spread products (i.e. corporates, mortgages, etc.) and U.S. Treasuries throughout the first half of the period, the municipal yield curve steepened over the latter half of the year, and showed significant outperformance versus U.S. Treasuries. Refinancing opportunities, which are expected to reach historic levels due to falling interest rates, continue to drive the pace of new issues in the municipal market.

     California's economy turned sluggish this past summer. During July 2001, employment growth actually stopped and through October 2001, the State's employment is actually 40,000 jobs lower than June's 2001, peak. Unemployment is beginning to rise which is now reflected in October's 2001, 5.7% jobless rate was 0.6% higher than last June's 2001 level.

     Four months into the fiscal year ended October 31, 2001, California's General Fund revenues reflected the slower economy and are 6.4% below July's budgeted numbers. The lower than expected tax receipts reflect the slowdown in manufacturing, construction, technology, international trade, home sales and the weakness in the financial markets. If the economic slowdown continues at this rate, California's General Fund will have a deficit in excess of $4 billion at the end of its' fiscal year (6/30/02). This prospect will pressure the Legislature to further reduce appropriations and limit expenditures in order to close the fiscal gap. The State's General Fund is under additional stress as the State loaned the Department of Water Resources $6.2 billion in 2001 to pay for power purchases. The State expected to be reimbursed in 2001, however the proposed bond issue, which will raise the funds for repayment, is stalled and there is a question if the repayment will be made in this fiscal year.

     Within California, the San Francisco to San Jose Corridor is experiencing the greatest economic decline. The concentration of high technology industries combined with the City of San Francisco's dependence on tourism, which has experienced significant weakness since September 11, have severely impacted this area.

     California's unresolved energy issues continue to negatively influence its economy and directly impact the fiscal position. During November 2001, Moody's lowered the State's rating to A1 from Aa3 citing the General Fund's weakened position. California is rated A+ by Standard and Poor's; both agencies maintain a negative outlook on this rating.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage via auction rate preferred shares to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay monthly income. At the period ended October 31, 2001, the Trust's leverage amount was approximately 35% of total assets.

     Municipals outperformed most spread products on a tax-adjusted basis during the period, except on the short-end of the yield curve. The curve steepened over most of the period and the 5 to 15-year part of the curve remains very steep on a historical basis. We remain overweight in premium coupon securities in an effort to avoid potential market discount problems. Premium coupon securities offer better price performance during periods of falling interest rates, and similar performance to discounts when interest rates rise. Retail demand has been robust throughout the period, with record inflows into municipal bond funds of $2.92 billion during the month of August 2001, the largest monthly increase since 1994. Year-to-date, net inflows into municipal bond funds is $7.98 billion.

     The following charts show the Trust's asset composition and credit quality allocations:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
  SECTOR                                        OCTOBER 31, 2001
--------------------------------------------------------------------------------
  School                                              34%
--------------------------------------------------------------------------------
  Water & Sewer                                       18%
--------------------------------------------------------------------------------
  Lease Revenues                                      13%
--------------------------------------------------------------------------------
  Transportation                                       9%
--------------------------------------------------------------------------------
  Housing                                              7%
--------------------------------------------------------------------------------
  Special Tax                                          6%
--------------------------------------------------------------------------------
  City, County & State                                 4%
--------------------------------------------------------------------------------
  Other                                                4%
--------------------------------------------------------------------------------
  Power                                                3%
--------------------------------------------------------------------------------
  Hospital                                             2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      CREDIT RATING*                             OCTOBER 31, 2001
--------------------------------------------------------------------------------
      AAA/Aaa                                          57%
--------------------------------------------------------------------------------
      AA/Aa                                            12%
--------------------------------------------------------------------------------
      A/A                                              19%
--------------------------------------------------------------------------------
      BBB/Baa                                           5%
--------------------------------------------------------------------------------
      Not Rated                                         7%
--------------------------------------------------------------------------------

----------

* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in the BlackRock California Municipal Income Trust. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions that were not addressed in this report.


Sincerely,

/s/ Robert S. Kapito                     /s/ Kevin M. Klingert

Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager

--------------------------------------------------------------------------------
                   BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------

  Symbol on New York Stock Exchange:                                 BFZ
--------------------------------------------------------------------------------
  Initial Offering Date:                                        July 27, 2001
--------------------------------------------------------------------------------
  Closing Stock Price as of 10/31/01:                              $14.75
--------------------------------------------------------------------------------
  Net Asset Value as of 10/31/01:                                  $14.50
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 10/31/01 ($14.75)(1):           5.90%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                        $0.0725
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                     $0.8700
--------------------------------------------------------------------------------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2)  The distribution is not constant and is subject to change.

                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

-----------------------------------------------------------------------------------------------------------------------------------
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                                   OPTION CALL
  RATING*   AMOUNT                                                                                     PROVISIONS+         VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                         (UNAUDITED)       (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--167.1%
                     CALIFORNIA--153.3%
    AAA  $12,700     California Edl. Facs. Auth. Rev., Stanford Univ., Ser. Q, 5.25%, 12/01/32 ....     6/11 @ 101    $ 13,185,267
      A    4,890     California Hlth. Facs., Fin. Auth. Rev., Kaiser Proj.,
                       Ser. A, 5.40%, 5/01/28 .....................................................     7/06 @ 102       5,003,155
                     California Hsg. Fin. Agcy. Rev.,
    AAA   25,000       Ser. B, Zero Coupon, 8/01/31, FSA ..........................................   8/10 @ 31.194      4,849,750
    AAA   30,000       Home Mtg., Zero Coupon, 2/01/33, AMBAC .....................................   8/11 @ 29.558      5,183,397
      A   22,500     California Infrastructure & Econ. Dev., J David Gladstone Inst. Proj.,
                       5.25%, 10/01/34 ............................................................    10/11 @ 101      22,296,375
                     California St., G.O.,
    Aa3    7,000       5.125%, 6/01/27 ............................................................     6/11 @ 100       6,998,810
     A+   25,000       5.20%, 11/01/31, (WI) ......................................................    11/11 @ 100      24,999,500
                     Charter Mac Equity Issuer Trust,
     NR    7,000++     Ser. A, 6.30%, 6/30/49 .....................................................    No Opt. Call      7,000,000
     NR    4,000++     Ser. B, 6.80%, 11/30/50 ....................................................    No Opt. Call      4,000,000
    AAA    5,900     Chino Valley Unified Sch. Dist., Ser. A, C.O.P., 5.00%, 9/01/26, FSA .........     9/10 @ 102       5,975,992
    AAA    9,060     East Bay Mun. Util. Dist. Wtr. Sys. Rev., 5.00%, 6/01/38, MBIA ...............     6/08 @ 101       9,111,098
    AAA    6,000     El Monte, Sr. Dept. Pub. Svcs. Fac. Phase II, C.O.P., 5.25%, 1/01/34, AMBAC ..     1/11 @ 100       6,145,560
                     Foothill / Eastn. Transp. Corridor Agcy. Toll Road Rev.,
    BBB-   5,000       Zero Coupon, 1/15/33 .......................................................   1/10 @ 25.781        781,900
    BBB-   5,000       Zero Coupon, 1/15/34 .......................................................   1/10 @ 24.228        734,550
    BBB-  13,445       Zero Coupon, 1/15/35 .......................................................   1/10 @ 22.819      1,859,443
    BBB-   1,000       Zero Coupon, 1/15/38 .......................................................   1/10 @ 19.014        114,820
    BBB-  13,370       5.75%, 1/15/40 .............................................................     1/10 @ 101      13,783,267
    AAA    4,000     Huntington Beach Pub. Fin. Auth. Rev., Lease Cap. Impvt., Ser. A,
                       5.00%, 9/01/31, AMBAC ......................................................     9/11 @ 100       4,041,160
     NR    5,000     Irvine Mobile Home Park Rev., Meadows Mobile Home Park, Ser. A, 5.70%,
                       3/01/28 ....................................................................     3/08 @ 102       4,900,100
    Aaa   13,870     Long Beach Unified Sch. Dist., Election 1999, G.O., Ser. C, 5.125%,
                       8/01/31, MBIA ..............................................................     8/09 @ 101      14,120,631
    AAA    6,815     Los Angeles Cmnty. Coll. Dist., G.O., Ser. A, 5.00%, 6/01/26, MBIA ...........     8/11 @ 100       6,895,144
                     Los Angeles Dept. Wtr. & Pwr., Wtr. Wks. Rev., Ser. A,
     AA   30,960       5.125%, 7/01/41 ............................................................     7/11 @ 100      31,331,210
    AAA    2,975       5.125%, 7/01/41, FGIC ......................................................     7/11 @ 100       3,021,172
     AA    4,000     Met. Wtr. Dist. So. California, Wtr. Wks. Rev., Ser. A, 5.00%, 7/01/37 .......     1/08 @ 101       4,021,360
    Aaa   10,000     Monterey Cnty. Master Plan Fin., C.O.P., 5.00%, 8/01/32, MBIA ................     8/11 @ 100      10,099,000
                     Munimae TE Bond Subsidiary, LLC,
     NR    7,000++     Ser. A, 6.30%, 6/30/49 .....................................................    No Opt. Call      7,000,000
     NR    3,000++     Ser. B, 6.80%, 6/30/50 .....................................................    No Opt. Call      3,000,000
    AAA    2,945     Palm Springs Fin. Lease Rev., Conv. Ctr. Proj., Ser. A, 5.00%,
                       11/01/25, MBIA .............................................................    11/11 @ 101       2,983,786
    AAA   15,500     Rancho Cucamonga Redev. Agcy. Tax Alloc. Rev., Rancho Redev. Proj., 5.125%,
                       9/01/30, MBIA ..............................................................     9/11 @ 100      15,809,535
    AAA    1,905     Richmond Wst. Wtr. Rev., Zero Coupon, 8/01/31, FGIC ..........................    No Opt. Call        392,849
    AAA   10,000     Sacramento Mun. Util. Dist. Elec. Rev., Ser. N, 5.00%, 8/15/28, MBIA .........     8/11 @ 100      10,110,200
    AAA    7,500     San Francisco Bay Area Rapid Trans., Dist. Sales Tax Rev., 5.125%,
                       7/01/36, AMBAC .............................................................     7/11 @ 100       7,647,675
    AAA    6,500     San Francisco City & Cnty. Arpts. Comn. Intl. Arpt. Rev., Second Ser-27A,
                       5.25%, 5/01/31, MBIA .......................................................     5/11 @ 100       6,564,480
     NR    1,775     San Francisco City & Cnty. Redev. Agcy. Rev., Cmnty. Facs.
                       Dist. No. 6-Mission B, 6.125%, 8/01/31 .....................................     8/09 @ 102       1,795,555
                     San Jose Mlt. Fam. Hsg. Rev.,
    AAA    2,880       Lenzen Hsg., Ser. B, 5.45%, 2/20/43, GNMA ..................................     8/11 @ 102       2,904,682
    AAA    4,225       Vlgs. Pkway. Sr. Apts., Ser. D, 5.50%, 4/01/34 .............................    No Opt. Call      4,271,137

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                                   OPTION CALL
  RATING*   AMOUNT                                                                                     PROVISIONS+         VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                         (UNAUDITED)       (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                     Santa Clara Cnty. Hsg. Auth., Mlt. Fam. Hsg. Rev., Ser. A,
     A3  $ 1,715       John Burns Gardens Apts. Proj., 5.85%, 8/01/31 .............................     2/12 @ 101    $  1,726,062
     A3    1,235       River Town Apts. Proj., 6.00%, 8/01/41 .....................................     2/12 @ 100       1,242,891
    AAA   10,000     Santa Clara Valley Wtr. Dist., Wtr. Util. Sys. Rev., Ser. A, 5.125%,
                       6/01/31, FGIC ..............................................................     6/10 @ 100      10,178,100
     A1   14,345     Tobacco Securitization Auth., No. California Tobacco Settlement Rev., Ser. A,
                       5.375%, 6/01/41 ............................................................     6/11 @ 100      14,513,841
    AAA   25,720     Univ. California Rev., Mult. Purp. Projs., Ser. M, 5.125%, 9/01/30, FGIC .....     9/09 @ 101      26,233,628
    AAA    2,000     Upland California Unified Sch. Dist., Election of 2000, G.O., Ser. B, 5.125%,
                       8/01/25, FSA ...............................................................     8/11 @ 100       1,822,080
    AAA    3,805     Yucaipa Calimesa Jt. Unified Sch. Dist., C.O.P., Ser. A, 5.00%,
                       10/01/31, MBIA .............................................................    10/11 @ 100       3,829,352
                                                                                                                      ------------
                                                                                                                       332,478,514
                                                                                                                      ------------

                     PUERTO RICO--13.8%
    AAA   11,000     Puerto Rico Comnwlth. Pub. Impvt., G.O., 5.125%, 7/01/30, FSA ................     7/11 @ 100      11,199,540
    AAA   18,500     Puerto Rico Pub. Fin. Corp. Rev., Ser. A, 5.00%, 8/01/29, MBIA ...............     8/11 @ 100      18,674,640
                                                                                                                      ------------
                                                                                                                        29,874,180
                                                                                                                      ------------

                     TOTAL INVESTMENTS--167.1% (COST $357,638,408) ................................                    362,352,694
                     Liabilities in excess of other assets--(6.3%) ................................                    (13,574,074)
                     Liquidation value of preferred stock (60.8%) .................................                   (131,950,000)
                                                                                                                      ------------

                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ...........................                   $216,828,620
                                                                                                                       ==========

----------
*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.
+ Option call provisions: date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS:

             AMBAC  -- American Municipal Bond Assurance Corporation
             C.O.P. -- Certificate of Participation
             FGIC   -- Financial Guaranty Insurance Company
             FSA    -- Financial Security Assurance
             G.O.   -- General Obligation
             MBIA   -- Municipal Bond Insurance Association
             WI     -- When issued
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK CALIFORNIA
MUNICIPAL INCOME TRUST
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $357,638,408)
  (Note 1) .....................................................   $362,352,694
Cash ...........................................................        282,365
Receivable for investments sold ................................      8,110,996
Interest receivable ............................................      4,533,413
Other assets ...................................................         16,163
                                                                   ------------
                                                                    375,295,631
                                                                   ------------
LIABILITIES
Payable for investments purchased ..............................     25,021,167
Dividends payable--common shares ...............................      1,084,457
Dividends payable--preferred shares ............................         21,742
Organization and offering costs payable ........................        229,906
Investment advisory fee payable (Note 2) .......................         97,266
Other accrued expenses .........................................         62,473
                                                                   ------------
                                                                     26,517,011
                                                                   ------------
NET INVESTMENT ASSETS ..........................................   $348,778,620
                                                                   ============
Net investment assets were comprised of:
  Common shares of beneficial interest:
    Par value (Note 4) .........................................   $     14,959
    Paid-in capital in excess of par ...........................    212,283,052
  Preferred shares of beneficial interest (Note 4) .............    131,950,000
                                                                   ------------
                                                                    344,248,011
  Distributions in excess of net
    investment income (Note 1) .................................       (213,798)
  Accumulated net realized gain (Note 1) .......................         30,121
  Net unrealized appreciation (Note 1) .........................      4,714,286
                                                                   ------------
Net investment assets, October 31, 2001 ........................   $348,778,620
                                                                   ============
Net assets applicable to common shareholders ...................   $216,828,620
                                                                   ============
Net asset value per common share of
  beneficial interest:
  ($216,828,620 / 14,958,526 common shares
  of beneficial interest issued and outstanding) ...............         $14.50
                                                                         ======
--------------------------------------------------------------------------------
BLACKROCK CALIFORNIA
MUNICIPAL INCOME TRUST
STATEMENT OF OPERATIONS
FOR THE PERIOD JULY 27, 2001
(COMMENCEMENT OF INVESTMENT OPERATIONS)
TO OCTOBER 31, 2001
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (Note 1) ..............................................  $ 2,531,187
                                                                    -----------
Expenses
  Investment advisory ............................................      372,015
  Independent accountants ........................................       38,500
  Auction agent ..................................................       25,363
  Reports to shareholders ........................................       24,500
  Custodian ......................................................       22,011
  Organization expenses ..........................................       15,000
  Trustees .......................................................       11,918
  Transfer agent .................................................        7,500
  Legal ..........................................................        4,058
  Miscellaneous ..................................................       19,471
                                                                    -----------
  Total expenses .................................................      540,336
  Less fees waived by advisor (Note 2) ...........................     (155,006)
  Less fees paid indirectly (Note 2) .............................      (10,321)
                                                                    -----------
  Net expenses ...................................................      375,009
                                                                    -----------
Net investment income ............................................    2,156,178
                                                                    -----------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net realized gain on investments .................................       30,121
Net change in unrealized appreciation
  on investments .................................................    4,714,286
                                                                    -----------
Net gain on investments ..........................................    4,744,407
                                                                    -----------
NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS .................................  $ 6,900,585
                                                                    ===========
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST
STATEMENT OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                                JULY 27, 2001*
                                                                    THROUGH
                                                                OCTOBER 31, 2001
                                                                ---------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS

OPERATIONS:
  Net investment income ........................................  $   2,156,178
  Net realized gain on investments .............................         30,121
  Net change in unrealized appreciation on investments .........      4,714,286
                                                                  -------------
    Net increase in net investment assets
      resulting from operations ................................      6,900,585
                                                                  -------------

DIVIDENDS:
  To common shareholders from net investment income ............     (1,973,254)
  To common shareholders in excess of net investment income ....       (195,660)
  To preferred shareholders from net investment income .........       (182,924)
  To preferred shareholders in excess of net
    investment income ..........................................        (18,138)
                                                                  -------------
    Total dividends ............................................     (2,369,976)
                                                                  -------------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from the issuance of common shares ..............    184,357,095
  Common shares issued in connection with the
    reinvestment of common dividends ...........................          7,166
  Net proceeds from underwriters' over-allotment
    option exercised ...........................................     27,933,750
  Gross proceeds from the issuance of preferred shares .........    131,950,000
                                                                  -------------
    Net proceeds from capital share transactions ...............    344,248,011
                                                                  -------------
      Total Increase ...........................................    348,778,620
                                                                  -------------

NET INVESTMENT ASSETS
Beginning of period ............................................             --
                                                                  -------------
End of period (including distributions in excess
  of net investment income of $213,798) ........................  $ 348,778,620
                                                                  =============

----------
*Commencement of investment operations (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                                JULY 27, 2001(1)
                                                                    THROUGH
                                                               OCTOBER 31, 2001
                                                               ----------------
PER COMMON SHARE OPERATING PERFORMANCE:(2)
Net asset value, beginning of period(3) .........................  $  14.33
                                                                   --------

  Net Investment Income .........................................      0.16
  Net realized and unrealized gain on investments ...............      0.32
                                                                   --------
Net increase from investment operations .........................      0.48
                                                                   --------
Dividends and distributions:
  Dividends from net investment income to:
    Common shareholders .........................................     (0.15)
    Preferred shareholders ......................................     (0.01)
  Distributions in excess of net investment income to:
    Common shareholders .........................................     (0.01)
    Preferred shareholders ......................................     (0.00)(4)
                                                                   --------
  Total dividends and distributions .............................     (0.17)
                                                                   --------

CAPITAL CHARGES:
  Capital charge with respect to issuance of common shares ......     (0.03)
  Capital charge with respect to issuance of preferred shares ...     (0.11)
                                                                   --------
Total capital charges ...........................................     (0.14)
                                                                   --------
Net asset value, end of period(3) ...............................  $  14.50
                                                                   ========
Market value, end of period(3) ..................................  $  14.75
                                                                   ========
TOTAL INVESTMENT RETURN(5) ......................................     (1.17)%
                                                                   ========
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(6)
Expenses after fee waiver .......................................      0.72%(7)
Expenses before fee waiver ......................................      1.02%(7)
Net investment income after fee waiver and before
  preferred share dividends .....................................      4.06%(7)
Preferred share dividends .......................................      0.38%(7)
Net investment income available to common shareholders ..........      3.68%(7)
SUPPLEMENTAL DATA:
Average net assets of common  shareholders (000).................  $199,356
Portfolio turnover...............................................        16%
Net assets of common shareholders, end of period (000) ..........  $216,829
Preferred stock outstanding (000) ...............................  $131,950
Asset coverage per preferred share, end of period ...............  $ 66,086

----------
(1) Commencement of investment operations. Net asset value immediately after the closing of the first public offering was $14.30. (Note 1)
(2)  Calculated using the average shares outstanding method.
(3) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
(4)  Amount is less than $0.005 per share.
(5) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for less than a full year is not annualized. Past performance is not a guarantee of future results.
(6) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.
(7)  Annualized

The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK CALIFORNIA
MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock California Municipal Income Trust (the "Trust") was organized as a Delaware business trust on March 30, 2001 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no transactions until July 16, 2001 when it sold 8,028 Common Shares for $115,001 to BlackRock Advisors, Inc. Investment operations commenced on July 27, 2001. The Trust's investment objectives are to provide current income exempt from regular Federal and California State income taxes and to invest in municipal bonds that over time will perform better than the broader California municipal bond market. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term investments are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount, respectively, to interest income on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on May 24, 2001, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

The Fund has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial
Management, Inc., a wholly owned subsidiary of BlackRock, Inc., serves as sub-advisor to the Trust. BlackRock, Inc. is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly Managed Assets. The Advisor has voluntarily agreed to waive receipt of a portion of the investment management fee or other expenses of the Trust in the amount of 0.25% of average weekly Managed Assets for the first 5 years of the Trust's operations, 0.20% in year 6, 0.15% in year 7, 0.10% in year 8 and 0.05% in year 9. Pursuant to the agreement, the Advisor waived fees of $155,006 during the period ended October 31, 2001.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio, pays the compensation of officers of the Trust who are affiliated persons of the Advisor and pays occupancy and certain clerical and accounting costs. The Trust bears all other costs and expenses.

     Pursuant to the terms of the custody agreement, the Trust receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended October 31, 2001 were approximately $10,321.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the period ended October 31, 2001, aggregated $402,370,035 and $44,923,490, respectively.

     The Federal income tax basis of the Trust's investments at October 31, 2001 was $357,638,100 and accordingly, net unrealized appreciation was $4,714,594 (gross unrealized appreciation--$4,722,563, gross unrealized depreciation-- $7,969).

NOTE 4. CAPITAL

There are an unlimited number of $.001 par value common shares of beneficial interest authorized. The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares. Of the 14,958,526 common shares of beneficial interest outstanding at October 31, 2001, the Advisor owned 8,109 shares.

     Transactions in common shares of beneficial interest for the period July 27, 2001 (commencement of investment operations) to October 31, 2001 were as follows:

Shares issued in connection with initial public offering ...........  13,008,028
Shares issued in connection with the exercise of the
  underwriters' over-allotment option ..............................   1,950,000
Shares issued in connection with the reinvestment of
  common dividends .................................................         498
                                                                      ----------
Net increase in shares outstanding .................................  14,958,526
                                                                      ==========

     Offering costs of $433,500 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.

     On October 5, 2001 the trust reclassified 5,278 common shares of beneficial interest and issued two series of Auction Market Preferred Shares ("preferred shares") Series T7--2,639 and Series R7--2,639. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. Underwriting discounts of $1,319,500 and offering costs of $229,906 incurred in connection with the preferred share offering have been charged to paid-in capital in excess of par of the common shares.

     Dividends on Series T7 and R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 1.70% to 2.30% during the period ended October 31, 2001.

     The Trust may not declare dividends or make other distributions to common shares or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

     The preferred shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Declaration of Trust are not satisfied.

     The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to October 31, 2001, the Board of Trustees of the Trust declared a dividend of $0.0725 per common share payable December 3, 2001, to shareholders of record on November 15, 2001.

     For the period November 1, 2001 through November 30, 2001, dividends declared on preferred stock totaled $166,533 in aggregate for the outstanding preferred stock.

--------------------------------------------------------------------------------
                   BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of BlackRock California Municipal Income Trust

      We have audited the accompanying statement of assets and liabilities of BlackRock California Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net investment assets and financial highlights for the period from July 27, 2001 (commencement of investment operations) to October 31, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock California Municipal Income Trust as of October 31, 2001, the results of its operations, changes in its net investment assets and financial highlights for the period from July 27, 2001 (commencement of investment operations) to October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 7, 2001

--------------------------------------------------------------------------------
                   BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST
                                 TAXINFORMATION
--------------------------------------------------------------------------------

     We are required by the Internal Revenue Code to advise you within 60 days of the Trust's tax year end as to the federally exempt interest dividends received by you during such fiscal year. Accordingly, during the year the Trust paid Federal tax-exempt dividends of $0.0725 to common shareholders and $33.97 to preferred shareholders.

     For purposes of preparing your annual Federal income tax return, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099 DIV.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

--------------------------------------------------------------------------------
                   BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVES

The BlackRock California Municipal Income Trust's investment objectives are to provide current income exempt from regular Federal and California state income tax consistent with the preservation of capital and invest in municipal bonds that will perform better than the California municipal bond market.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $226 billion of assets under management as of September 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Wilmington, DE, San Francisco, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. (NYSE: PNC), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust intends to invest primarily all of the assets in a portfolio of California Municipal Obligations, which include debt obligations issued by the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal and California income taxes.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing primarily in municipal bonds that pay interest that is exempt from regular Federal and California State income taxes. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. The Trust issued preferred shares to leverage the portfolio. See "Leverage Considerations in the Trust".

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the Trust. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVES. Although the objectives of the Trust are to provide current income that is exempt from regular Federal and California State income taxes and to invest in municipal bonds that over time will perform better than the broader California Municipal bond market, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BFZ) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                   BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------


CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares  and trades on a stock  exchange.  The
                         Trust   invests  in  a  portfolio  of   securities   in
                         accordance with its stated investment objectives and policies.

DISCOUNT:                When a Trust's  net  asset  value is  greater  than its
                         stock price the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all dividends and  distributions
                         of  capital   gains   automatically   reinvested   into
                         additional shares of a Trust.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities  and other  assets  held by the Trust,  plus
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                         STREET JOURNAL on Monday.

PREMIUM: When a Trust's stock price is greater than its net asset value, the Trust is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------


TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                 -----    -----
The BlackRock Income Trust Inc.                                  BKT      N/A
The BlackRock North American Government Income Trust Inc.        BNA      N/A
The BlackRock High Yield Trust                                   BHY      N/A
BlackRock Core Bond Trust                                        BHK      N/A


TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                          BGT     12/02
The BlackRock Investment Quality Term Trust Inc.                 BQT     12/04
The BlackRock Advantage Term Trust Inc.                          BAT     12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.        BCT     12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                STOCK   MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                ------   -----
The BlackRock Investment Quality Municipal Trust Inc.            BKN      N/A
The BlackRock California Investment Quality Municipal Trust Inc. RAA      N/A
The BlackRock Florida Investment Quality Municipal Trust         RFA      N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc. RNJ      N/A
The BlackRock New York Investment Quality Municipal Trust Inc.   RNY      N/A
The BlackRock Pennsylvania Strategic Municipal Trust             BPS      N/A
The BlackRock Strategic Municipal Trust                          BSD      N/A
BlackRock California Municipal Income Trust                      BFZ      N/A
BlackRock Municipal Income Trust                                 BFK      N/A
BlackRock New York Municipal Income Trust                        BNY      N/A
BlackRock New Jersey Municipal Income Trust                      BNJ      N/A
BlackRock Florida Municipal Income Trust                         BBF      N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                   BMN     12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.             BRM     12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.  BFC     12/08
The BlackRock Florida Insured Municipal 2008 Term Trust          BRF     12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.    BLN     12/08
The BlackRock Insured Municipal Term Trust Inc.                  BMT     12/10
BlackRock California Municipal 2018 Term Trust                   BJZ     12/18
BlackRock New York Municipal 2018 Term Trust                     BLH     12/18
BlackRock Municipal 2018 Term Trust                              BPK     12/18


 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 277-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $226 billion of assets under management as of September 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Wilmington, DE, San Francisco, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

     BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

---------
BLACKROCK
---------
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard  M.  Shea,  VICE  PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

SUB ADVISOR
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

AUCTION AGENT
Bank of New York
Five Penn Plaza, 13th Floor
New York, NY 10001

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

     Statements and other information contained in this report are as dated and are subject to change.

                              BLACKROCK CALIFORNIA
                             MUNICIPAL INCOME TRUST
                          c/o BlackRock Advisors, Inc.
                              100 Bellevue Parkway
                              Wilmington, DE 19809
                                 (800) 227-7BFM

                                              09 248E-10-2
                                              09 248E-20-1
[RECYCLE LOGO] Printed on recycled paper      09 248E-30-0



---------
BLACKROCK
---------
CALIFORNIA
MUNICIPAL
INCOME TRUST
=============================
ANNUAL REPORT
OCTOBER 31, 2001


                                                                [BLACKROCK LOGO]